Exhibit 99.3

 Strategic Update  James P. Gorman, Chairman and Chief Executive Officer January 19, 2022

 Notice   2  The information provided herein includes certain non-GAAP financial measures. The definition of such measures and/or the reconciliation of such measures to the comparable U.S. GAAP figures are included in this presentation, or in Morgan Stanley's (the "Company") Annual Report on Form 10-K, Definitive Proxy Statement, Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K, as applicable, including any amendments thereto, which are available on www.morganstanley.com. This presentation may contain forward-looking statements including the attainment of certain financial and other targets, and objectives and goals. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s current estimates, projections, expectations, assumptions, interpretation or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of forward-looking statements. For a discussion of risks and uncertainties that may affect the future results of the Company, please see the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as applicable, which are available on www.morganstanley.com. This presentation is not an offer to buy or sell any security.The End Notes are an integral part of this presentation. See slides 18 – 21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation.Please note this presentation is available at www.morganstanley.com.

 Strong Results in 2021 Against Two-Year Objectives  3  2021 – 2022 Objectives  2021 Results (Ex-Integration)   WM Pre-Tax Margin (3)   26 – 30%  27%    Efficiency Ratio (2)  69 – 72%  66%    ROTCE (1)  14 ‒ 16%  20%    The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

 Executing on Growth Objectives   Defensible and Sustainable Business Model with Growth Momentum   2  4  Reset Dividend While Maintaining Excess Capital   3  Balanced Business Mix and Achieved Performance Goals  1  Multiple Expansion  4

 Transformed Business Mix and Profitability   5  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Institutional Securities  Combined Wealth and Investment Management  $29Bn  $60Bn  2021   2009 (1)  1  IM Net Revenues  $6Bn  $1Bn  ISG Net Revenues   $30Bn  $19Bn  WM Net Revenues   $24Bn  $9Bn  ROTCE   20%  8%  Revenue Mix

 Institutional Securities: Durable and Broad-Based Share Gains   6  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Share Gains (1)(2)(3)(4)  2  Investment Banking  Equity   Fixed Income   2014  2021E   12%  17%  6%  15%  23%  10%  Institutional Securities Wallet Share (%)

 Connecting the Dots   Integrated Investment Bank Drives Operating Leverage and Delivers One Firm  7  2  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Global Scale  Margin Expansion  2021 ISG Net Revenues ($Bn)   ISG Pre-Tax Margin (%) (1)  Customized Solutions  Fixed Income & Liquidity   Americas  EMEA  Asia   $30Bn  Public & Private Alpha    ~25%   MS @ Work Corporate Client Overlap (2)  Public & Private Alpha    ~$25Bn   WM Client Asset Referrals (3)    ~$14Bn  Flows & Commitments into IM (4)

 Wealth Management: Scale and Momentum  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  ($Tn) (1)  Client Assets  2  Net New Asset Growth  8  (%) (2)  74  98  232  438  Net New Assets ($Bn) (3)

Morgan Stanley

2 Leader in All Channels

Opportunity to Engage with ~15MM Unique Relationships (1)(2)(3)

#1 Advisor-Led

~2.5MM Households

Top 2 Workplace

5.6MM Stock Plan and ~3MM Retirement & FinWell Participants

$4.9 Trillion Client Assets at 50bps+ (4)

Top 3 Self-Directed

7.4MM Households

The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

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   Significant Growth Opportunity in Workplace  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  2  10    Build New Relationships  Grow Unvested Assets  RetainVested Assets   Stock Plan Participants (MM)  Unvested Assets ($Bn) (1)    ~24%  Stock Plan Vested Asset Retention Rate (2)

 Investment Management: Premier and Growing Platform  2  11  Asset Management Fees   ($Bn) (2)  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Assets Under Management   ($Tn) (1)

 Leader in Key Growth Areas  12  Customization  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Sustainability  AuM ($Bn) (1)(4)  AuM ($Bn) (2)(4)  2  Alternatives (3)(4)    ~$210Bn  Investable Capital

 Wealth and Investment Management Earnings Enhanced by a Rising Rate Environment  13  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Deposits ($Bn) (1)  Strong WM Deposit Franchise  Upside from Rates (2)(3)(4)(5)  2    Realization of the Forward Curve    ~$500MM  Net Interest Income   ~$200MM  IM Liquidity Revenue   +100 bps Parallel Shift   ~$1.3Bn  Net Interest Income   Other Deposits   Brokerage Sweep Deposits

 Reset Dividend While Maintaining Excess Capital   14  Increased Buyback  Annualized Dividend ($) (1)  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Doubled Dividend  Share Repurchases ($Bn)  Maintained Excess Capital   CET1 Ratio (%) (2)  CET1 Requirement with SCB: 13.2%  ~280 bps  Excess Capital vs. Regulatory Minimum  3

 15  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Reducing Share Count  Shares Outstanding (MM) (2)  Expanded Earnings Power Creates Capital Flexibility  3  Acquisition-Related Share Issuance (3)  Growing Net Income   Net Income ($Bn) (1)  +302MM

 16  Multiple Expansion   Powerful Brands  Growth   Capital Return  Necessary Fundamentals in Place  4        Scale           

 Executing on Long-Term Value  17  The End Notes are an integral part of this Presentation. See slides 18-21 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Goals (1)   WM Pre-Tax Margin  30%+  Efficiency Ratio  <70%  ROTCE  20%+  4  Client Assets  $10 Trillion  Longer-Term Goal (2)

 End Notes  18  The Firm’s financial presentations, earnings releases, earnings conference calls, and other communications may include certain metrics, including non-GAAP financial measures, which we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results. The End Notes are an integral part of our presentations and other communications. For additional information refer to the Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations (includes reconciliation of GAAP to non-GAAP), and Legal Notice in the Morgan Stanley Fourth Quarter 2021 Financial Supplement included in the Current Report on Form 8-K dated January 19, 2022 (‘Morgan Stanley Fourth Quarter 2021 Financial Supplement’).Morgan Stanley closed its acquisition of E*TRADE on October 2, 2020, impacting annual comparisons for the Firm and Wealth Management, and closed its acquisition of Eaton Vance on March 1, 2021, impacting period over period comparisons for the Firm and Investment Management.

Morgan Stanley

End Notes

These notes refer to the financial metrics and/or defined term presented on Slide 3

1. Return on average tangible common equity ('**ROTCE**') utilizes net income applicable to Morgan Stanley less preferred dividends as a percentage of average tangible common equity. Average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The calculation is adjusted to exclude the impact of integration-related expenses, which were $456 million on a pre-tax basis or $352 million on an after-tax basis in 2021. The adjusted ROTCE is a non-GAAP financial measure. The reported 2021 ROTCE is 19.8%.
2. **Efficiency Ratio** represents total non-interest expenses as a percentage of net revenues. The calculation is adjusted to exclude the impact of integration-related expenses. The adjusted Efficiency Ratio is a non-GAAP financial measure. The reported 2021 Efficiency Ratio is 67%.
3. **Pre-Tax Margin** represents income (loss) from continuing operations before taxes divided by net revenues. The calculation is adjusted to exclude the impact of integration-related expenses. The adjusted Pre-Tax Margin is a non-GAAP financial measure. The reported 2021 WM Pre-Tax Margin is 25%.

These notes refer to the financial metrics and/or defined term presented on Slide 5

1. 2009 net revenues are adjusted to exclude the negative impact of Debt Valuation Adjustment ('**DVA**') of approximately $5.5 billion across the following segments: Institutional Securities **('ISG')** ($5.4Bn), Wealth Management ('**WM**') ($41MM) and Investment Management ('**IM**') ($48MM). 2009 ROTCE adjusted to exclude the aggregate net after-tax impacts of negative DVA adjustment ($3.4 billion) and positive Discrete Tax Benefit adjustment ($336 million). The adjusted ROTCE is a non-GAAP financial measure.

These notes refer to the financial metrics and/or defined term presented on Slide 6

1. **Wallet** represents aggregated reported net revenues of Morgan Stanley and the following peers: Bank of America, Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JP Morgan, and UBS. Morgan Stanley's ISG wallet share represents total ISG segment net revenues. Peer wallet includes revenues that represent Investment Banking, Equity Sales & Trading and Fixed Income Sales & Trading, where applicable. For firms that disclose results between multiple segments, assumptions have been made based on company disclosures. Morgan Stanley's 2014 Wallet Share is calculated as the percentage of Morgan Stanley's net revenues, excluding positive DVA ($651 million) to the Wallet and has been restated to conform with current reporting methodology. Peer data for 2014 has been adjusted for DVA, where it is reported and where applicable.
2. Credit Suisse Equity Sales & Trading and Institutional Securities-equivalent revenues for nine months 2021 were adjusted to include net provisions of $4,582MM related to expected losses related to a U.S.-based hedge fund matter.
3. European peer results were translated to USD using average exchange rates for the appropriate period; sourced from Bloomberg.
4. The 2021 Wallet estimates utilize results for peers that have reported full-year 2021 results as of January 18, 2022. For the peers that have not yet reported, a full-year 2021 results estimate is based on Morgan Stanley Research as of January 6, 2022.

These notes refer to the financial metrics and/or defined term presented on Slide 7

1. **Pre-Tax Margin** for 2014 is adjusted to exclude the aggregation of the positive DVA adjustment ($651 million), negative impact of litigation costs of approximately $3.1 billion related to residential mortgage backed securities and other credit crisis-related matters, and the negative impact of compensation expense of approximately $904 million related to changes in the approach for awards of discretionary incentive compensation (i.e., reducing the average deferral of such awards to an approximate baseline of 50%) and the acceleration of vesting for certain outstanding deferred cash based incentive compensation awards. The adjusted Pre-Tax Margin is a non-GAAP financial measure.
2. **Client Overlap** represents North American companies for which Morgan Stanley provides equity administration services and actively covers within Investment Banking as of December 31, 2021.
3. **Client Asset Referrals** represents WM client assets sourced through ISG referrals for the year ended December 31, 2021.
4. **Flows and Commitments** represents initial flows and commitments to IM sourced through ISG referrals for the year ended December 31, 2021.

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Morgan Stanley

End Notes

These notes refer to the financial metrics and/or defined term presented on Slide 8

1. Represents total client assets for Morgan Stanley Wealth Management ("**MSWM**") as of period end.
2. Annualized Net New Assets as % of beginning client assets represents Morgan Stanley's Net New Assets divided by beginning client assets for each period. 2020 Net New Assets are Pro Forma and represent the addition of Net New Assets for Morgan Stanley and E*TRADE Financial Corporation ("**E*TRADE**"; acquired on October 2, 2020) for the full year; these Net New Assets are divided by the beginning client assets for Morgan Stanley and E*TRADE. E*TRADE's beginning client assets represents total customer assets, excluding corporate services unvested holdings based on E*TRADE's Annual Report on Form 10-K for the year ended December 31, 2019. The comparisons of current and prior periods are impacted by an asset acquisition in 3Q 2021.
3. **Net New Assets** represents client inflows, including dividends and interest, and asset acquisitions, less client outflows, and exclude activity from business combinations/divestitures and the impact of fees and commissions. The comparisons of current and prior periods are impacted by an asset acquisition in 3Q 2021.

These notes refer to the financial metrics and/or defined term presented on Slide 9

1. **Position in Advisor-Led** represents client assets based on internal analysis aggregated for Bank of America Merrill Lynch Global Wealth Management, UBS Wealth Management Americas and Wells Fargo Wealth and Investment Management per company filings as of most recently reported results. For Morgan Stanley, Advisor-Led Client Assets represents client assets in accounts that have a WM representative assigned.
   Workplace Rank Position derived from Morgan Stanley internal analysis based on number of stock plan participants informed by latest available data for Bank of America, Carta, Certent, Charles Schwab, Computershare, Fidelity, and UBS.
   Position in Self-Directed derived from Aite Group "The Future of Online Brokerage: The Strong Get Stronger" report (August 2021). Peers include Fidelity, Charles Schwab / TD Ameritrade, Merrill Edge and others.
2. Individual households or participants that are engaged in one or more of our Wealth Management channels (Advisor-Led, Self-Directed, Workplace) will be included in each of the respective channel counts.
   Advisor-Led Households represents the total number of households that include at least one account with Advisor-Led Clients Assets and is based on Morgan Stanley internal data as of 4Q 2021.
   Stock Plan Participants represents reported participants in the Workplace channel as of 4Q 2021 with total accounts with vested or unvested assets. Individuals with accounts in multiple plans are counted as participants in each plan.
   Retirement and Financial Wellness Participants represents participants of corporate clients with financial wellness and retirement plans serviced by Morgan Stanley at Work as of 4Q 2021.
   Self-Directed Households represents the total number of households that include at least one account with Self-Directed Assets. Self-Directed Assets represents active accounts which are not advisor-led. Active accounts are defined as having $25 or more in assets.
3. **Unique Relationships** represents Advisor-Led Households, Self-Directed Households, Stock Plan Participants and Retirement and Financial Wellness Participants excluding overlap as of 4Q 2021.
4. Represents full-year 2021 net revenues divided by average of ending client assets for five most recent quarters.

These notes refer to the financial metrics and/or defined term presented on Slide 10

1. **Unvested Assets** includes equity compensation solutions for companies, their executives and employees; unvested assets are as of 4Q 2021 and represents the market value of public company securities at the end of the period.
2. **Retention Rate** for any given period is derived using the net of stock plan inflows for one year less outflows for a two-year period post the initial inflow and dividing it by total inflows.

These notes refer to the financial metrics and/or defined term presented on Slide 11

1. Represents reported assets under management ("**AuM**") of Morgan Stanley Investment Management ("**MSIM**") as of period end.
2. Represents reported full-year asset management and related-fees revenue of MSIM.

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Morgan Stanley

End Notes

These notes refer to the financial metrics and/or defined term presented on Slide 12

1. **Customization** represents Parametric custom portfolios in retail separately managed accounts reported under the "Alternatives and Solutions" category in the Morgan Stanley Fourth Quarter 2021 Financial Supplement. AuM is as of period end.
2. **Sustainability** represents assets under management from Calvert and MSIM core ESG strategies reported under the "Alternatives and Solutions", "Equities" and "Fixed Income" categories in the Morgan Stanley Fourth Quarter 2021 Financial Supplement. AuM is as of period end.
3. **Alternatives** represents investable capital which includes assets under management, unfunded commitments, co-investments and leverage across private alternative and liquid alternative strategies as of December 31, 2021. The assets under management portion of investable capital is reported under the "Alternatives and Solutions", "Equities" and "Fixed Income" categories in the Morgan Stanley Fourth Quarter 2021 Financial Supplement. Private Alternatives is ~$110Bn of the total Alternatives investable capital amount.
4. Strategies that represent one or more of the categories (Customization, Alternatives, Sustainability) will be included in each of the respective categories.

These notes refer to the financial metrics and/or defined term presented on Slide 13

1. **Deposits** are sourced from Wealth Management clients and other sources of funding on the U.S. bank subsidiaries. Deposits include sweep deposit programs, savings and other, and time deposits. Excludes approximately $9 billion of off-balance sheet deposits as of 4Q 2021.
2. **Net Interest Income from Realization of the Forward Curve** represents an estimate of our incremental Net Interest Income for our WM segment ("**WM NII**") in 2022, relative to the annualized 4Q 2021 WM NII, from the realization of market expectations for rates as of December 31, 2021.
3. **Investment Management Liquidity Revenue from Realization of Forward Curve** represents an estimate of our incremental asset management and related-fees revenue for our IM segment in 2022 from the realization of the first rate hike based on liquidity AuM and market expectations as of December 31, 2021.
4. **Net Interest Income from +100 bps Parallel Shift** represents our estimate of incremental Net Interest Income over the next 12 months for our U.S. bank subsidiaries based upon an instantaneous upward parallel interest rate shock of 100 bps to our forecast which incorporates market expectations of interest rates as of December 31, 2021 and forecasted business activity.
5. The attainment of revenues in the future reflects management's estimates and may be impacted by external factors that cannot be predicted at this time, including macroeconomic and market conditions and future regulations.

These notes refer to the financial metrics and/or defined term presented on Slide 14

1. **Annualized Dividend** based on fourth quarter of each respective year. The quarterly dividend was increased from $0.35 to $0.70 in 2Q 2021 and the annual dividend for full-year 2021 was $2.10.
2. **Common Equity Tier 1** capital ratio is based on the Basel III Standardized Approach Fully Phased-in rules. The Firm early adopted the Standardized Approach for Counterparty Credit Risk ("**SA-CCR**") under Basel III on December 1, 2021. As a result of the adoption, as of December 31, 2021 our risk-weighted assets under the Standardized Approach increased by $23 billion and our Standardized CET1 capital ratio decreased by 82 basis points.

These notes refer to the financial metrics and/or defined term presented on Slide 15

1. **Net Income** represents net income applicable to Morgan Stanley.
2. **Shares Outstanding** represents end of period common shares outstanding.
3. **Acquisition-Related Share Issuance** represents common shares issued in relation to the acquisitions of E*TRADE and Eaton Vance in 2020 and 2021, respectively.

These notes refer to the financial metrics and/or defined term presented on Slide 17

1. The calculation of financial measures is adjusted to exclude the impact of integration-related expenses. The attainment of these objectives may be impacted by external factors that cannot be predicted at this time, including macroeconomic and market conditions and future regulations.
2. **Client Assets** represents WM client assets and IM assets under management. The attainment of these objectives may be impacted by external factors that cannot be predicted at this time, including macroeconomic and market conditions and future regulations.

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